                                                               EXHIBIT (A)(1)(E)

                           OFFER TO PURCHASE FOR CASH
              UP TO 11,298,630 SHARES OF ITS CLASS A COMMON STOCK
                                      AND
               UP TO 5,505,305 SHARES OF ITS CLASS B COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                  AT A PURCHASE PRICE NOT GREATER THAN $13.50
                         NOR LESS THAN $12.50 PER SHARE
                                       BY
                                 GARTNER, INC.

         THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JULY 30, 2004, UNLESS
                       GARTNER EXTENDS THE TENDER OFFER.

                                                                   June 22, 2004

To Our Clients:

     Enclosed for your consideration are the offer to purchase, dated June 22, 2004, and the letters of transmittal, in connection with the tender offer by Gartner, Inc., a Delaware corporation ("Gartner"), to purchase up to 11,298,630 shares of its class A common stock ("class A shares"), par value $.0005 per share, and up to 5,505,305 shares of its class B common stock ("class B shares"), par value $.0005 per share, including the associated preferred stock purchase rights issued under the Amended and Restated Rights Agreement dated as of August 31, 2002, with Mellon Investor Services LLC, as successor Rights Agent of Fleet National Bank, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of June 30, 2003, at a price not greater than $13.50 nor less than $12.50 per share for class A shares, net to the seller in cash, without interest, and at a price not greater than $13.50 nor less than $12.50 per share for class B shares, net to the seller in cash, without interest. Unless the context otherwise requires, all references to shares refer to class A shares and class B shares and include the associated preferred stock purchase rights. The terms and conditions of the tender offer are set forth in Gartner's offer to purchase, dated June 22, 2004 and the letters of transmittal, which together (and as each may be amended and supplemented from time to time) constitute the tender offer. Unless the associated preferred stock purchase rights are redeemed prior to the expiration of the tender offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

     Gartner will, upon the terms and subject to the conditions of the tender offer, determine (a) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class A shares"), that it will pay for class A shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class A shares so tendered and the prices specified by the tendering stockholders, and
(b) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class B shares") that it will pay for class B shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class B shares so tendered and the prices specified by the tendering stockholders. Gartner will select the lowest purchase price for class A shares that will allow it to purchase 11,298,630 class A shares and select the lowest purchase price for class B shares that will allow it to purchase 5,505,305 class B shares, or, in each case, such fewer number of shares as are properly tendered and not properly withdrawn, at prices not greater than $13.50 nor less than $12.50 per share in each case, under the tender offer. Gartner will purchase at the applicable purchase price all shares properly tendered before the expiration date (as specified in Section 1 of the offer to purchase) at prices at or below the applicable purchase price and not validly withdrawn, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including the "odd lot," proration and conditional tender provisions thereof. See Section 1 of the offer to purchase. Shares tendered at prices in excess of the applicable purchase price and shares that Gartner does not accept for purchase because of proration or conditional tenders will be returned at Gartner's expense to the stockholders that tendered such shares, as promptly as practicable after the expiration date. Gartner expressly reserves the right, in its sole discretion, subject to the terms and conditions of the Silver Lake Stock Purchase Agreement, to purchase more than 11,298,630 class A shares and/or 5,505,305 class B shares in the tender offer, subject to applicable law.

     We are the owner of record of shares held for your account. As such, we are the only ones who can tender your shares, and then only pursuant to your instructions. We are sending you the letters of transmittal for your information only. You cannot use the applicable letter of transmittal to tender shares we hold for your account. The applicable letter of transmittal must be completed and executed by us, according to your instructions.

     PLEASE INSTRUCT US AS TO WHETHER YOU WISH US TO TENDER, ON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE TENDER OFFER, ANY OR ALL OF THE CLASS A SHARES WE HOLD FOR YOUR ACCOUNT, BY COMPLETING AND SIGNING THE INSTRUCTION FORM CLASS A COMMON STOCK ENCLOSED HEREIN, AND/OR ANY OR ALL OF THE CLASS B SHARES WE HOLD FOR YOUR ACCOUNT, BY COMPLETING AND SIGNING THE INSTRUCTION FORM CLASS B COMMON STOCK ENCLOSED HEREIN.

     Please note carefully the following:

          1. You may tender class A shares at prices not greater than $13.50 nor less than $12.50 per class A share as indicated in the enclosed Instruction Form Class A Common Stock, and/or class B shares at prices not greater than $13.50 nor less than $12.50 per class B share as indicated in the enclosed Instruction Form Class B Common Stock, net to you in cash, without interest.

          2. You should consult with your broker and/or your tax advisor as to whether (and if so, in what manner) you should designate the priority in which you want your tendered shares to be purchased in the event of proration.

          3. The tender offer is conditioned on at least 1,680,394 shares being tendered. The tender offer is also subject to certain other conditions set forth in Section 7 of the offer to purchase, which you should read carefully.

          4. The tender offer, the proration period and the withdrawal rights will expire at 5:00 P.M, New York City Time, on Friday, July 30, 2004, unless Gartner extends the tender offer.

          5. The tender offer is for 11,298,630 class A shares, constituting approximately 10.79% of the class A shares outstanding as of June 15, 2004, and 5,505,305 class B shares, constituting approximately 19.58% of the class B shares outstanding as of June 15, 2004.

          6. Tendering stockholders who are registered stockholders or who tender their shares directly to Mellon Investor Services LLC will not be obligated to pay any brokerage commissions or fees, solicitation fees, or (except as set forth in the offer to purchase and Instruction 9 to the applicable letter of transmittal) stock transfer taxes on Gartner's purchase of shares under the tender offer.

          7. If you (i) own beneficially of record an aggregate of fewer than 100 shares, (ii) instruct us to tender on your behalf ALL of the shares you own at or below the applicable purchase price before the expiration date and (iii) check the box captioned "Odd Lots" in the attached Instruction Form Class A Common Stock and/or Instruction Form Class B Common Stock, then Gartner, upon the terms and subject to the conditions of the tender offer, will accept all of your tendered shares for purchase regardless of any proration that may be applied to the purchase of other shares properly tendered but not meeting the above conditions.

          8. If you wish to condition your tender upon the purchase of all shares of a particular class tendered or upon Gartner's purchase of a specified minimum number of the shares of a particular class that you tender, you may elect to do so and thereby avoid (in full or in part) possible proration of your tender. Gartner's purchase of shares from all tenders which are so conditioned will be determined, to the extent necessary, by random lot. To elect such a condition complete the section captioned "Conditional Tender" in the attached Instruction Form Class A Common Stock and/or Instruction Form Class B Common Stock.

          9. If you wish to tender portions of your class A shares at different prices, you must complete a SEPARATE Instruction Form Class A Common Stock for each price at which you wish to tender each such portion of your class A shares. If you wish to tender portions of your class B shares at different prices, you must complete a SEPARATE Instruction Form Class B Common Stock for each price at which you wish to tender each such portion of your class B shares. We must and will submit separate letters of transmittal on your behalf for each price you will accept.

          10. THE BOARD OF DIRECTORS OF GARTNER HAS APPROVED THE TENDER OFFER. HOWEVER, NEITHER GARTNER NOR ITS BOARD OF DIRECTORS NOR THE DEALER MANAGER MAKES ANY RECOMMENDATION TO STOCKHOLDERS AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING THEIR SHARES FOR PURCHASE, OR AS TO THE PRICE OR PRICES AT WHICH STOCKHOLDERS SHOULD CHOOSE TO TENDER THEIR SHARES. STOCKHOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO TENDER THEIR SHARES AND, IF SO, HOW MANY SHARES TO TENDER AND THE PRICE OR PRICES AT WHICH THEY SHOULD TENDER SUCH SHARES. Gartner is not aware whether any of its directors, executive officers or affiliates intend to tender any shares in the tender offer, except (a) VA Partners, L.L.C. and certain of its affiliates have advised Gartner that they do not intend to tender any shares in the tender offer and (b) Silver Lake Partners, L.P. and certain of its affiliates ("Silver Lake") have agreed to sell Class A Shares to Gartner following the successful completion of the tender offer, as described in the offer to purchase.

     If you wish to have us tender any or all of your class A shares, please instruct us to that effect by completing, executing, and returning to us the enclosed Instruction Form Class A Common Stock. If you authorize us to tender your class A shares, we will tender all of the class A shares that we hold beneficially for your account unless you specify otherwise on the enclosed Instruction Form Class A Common Stock. If you wish to have us tender any or all of your class B shares, please instruct us to that effect by completing, executing, and returning to us the enclosed Instruction Form Class B Common Stock. If you authorize us to tender your class B shares, we will tender all of the class B shares that we hold beneficially for your account unless you specify otherwise on the enclosed Instruction Form Class B Common Stock. A pre-addressed envelope is enclosed for your convenience.

     Please forward your completed Instruction Form Class A Common Stock and/or Instruction Form Class B Common Stock to us in a timely manner to give us ample time to permit us to submit the tender on your behalf before the expiration date of the tender offer. The tender offer, proration period and withdrawal rights will expire at 5:00 P.M., New York City Time, on Friday, July 30, 2004, unless Gartner extends the tender offer.

     As described in the offer to purchase, if more than 11,298,630 class A shares, or such greater number of class A shares as Gartner may elect to purchase in accordance with the terms and conditions of the agreement pursuant to which Gartner has agreed to purchase Class A shares from Silver Lake and applicable law, are properly tendered at or below the purchase price for class A shares and not properly withdrawn before the expiration date, then Gartner will accept class A shares for purchase at the purchase price for class A shares in the following order of priority:

          1. First, Gartner will purchase all class A shares properly tendered at or below the purchase price for class A shares and not properly withdrawn before the expiration date by any "odd lot" holder who:

             (a) tenders ALL of the class A shares owned beneficially or of record by such odd lot holder at or below the purchase price for class A shares before the expiration date (partial tenders will not qualify for this preference); AND

             (b) completes the section captioned "Odd Lots" on the applicable letter of transmittal and, if applicable, on the applicable notice of guaranteed delivery,

     without regard to any proration that would otherwise be applicable to such "odd lot" class A shares; provided, however, that if Gartner's repurchase of "odd lots" would result in either class of shares being held of record by less than 300 persons, then Gartner will not give priority to repurchases to holders of "odd lots" of such class and such holders will be treated for purposes, of the tender offer as if they were not holders of "odd lots."

          2. Second, after Gartner has purchased all properly tendered (and not validly withdrawn) "odd lot" class A shares, Gartner will purchase all other class A shares properly tendered at or below the purchase price for class A shares before the expiration date (and not properly withdrawn) on a pro rata basis if necessary, subject to the conditional tender provisions described in Section 6 of the offer to purchase, and with adjustments to avoid purchases of fractional class A shares, all as provided in the offer to purchase.

          3. Third, and only if necessary to permit Gartner to purchase 11,298,630 class A shares (or such greater number of class A shares as Gartner may elect to purchase subject to applicable law), Gartner will purchase properly tendered class A shares from holders who have tendered class A shares conditionally (and for whom the condition was not initially satisfied) by random lot to the extent feasible. To be eligible for purchase by random lot, stockholders whose class A shares are conditionally tendered (and for whom the condition was not initially satisfied) must have tendered all of their class A shares.

     As described in the offer to purchase, if more than 5,505,305 class B shares, or such greater number of class B shares as Gartner may elect to purchase in accordance with applicable law, are properly tendered at or below the purchase price for class B shares and not properly withdrawn before the expiration date, then Gartner will accept class B shares for purchase at the purchase price for class B shares in the following order of priority:

          1. First, Gartner will purchase all class B shares properly tendered at or below the purchase price for class B shares and not properly withdrawn before the expiration date by any "odd lot" holder who:

             (a) tenders ALL of the class B shares owned beneficially or of record by such odd lot holder at or below the purchase price for class B shares before the expiration date (partial tenders will not qualify for this preference); AND

             (b) completes the section captioned "Odd Lots" on the applicable letter of transmittal and, if applicable, on the applicable notice of guaranteed delivery, without regard to any proration that would otherwise be applicable to such "odd lot" class B shares; provided, however, that if Gartner's repurchase of "odd lots" would result in either class of shares being held of record by less than 300 persons, then Gartner will not give priority to repurchases to holders of "odd lots" of such class and such holders will be treated for purposes of the tender offer as if they were not holders of "odd lots."

          2. Second, after Gartner has purchased all properly tendered (and not validly withdrawn) "odd lot" class B shares, Gartner will purchase all other class B shares properly tendered at or below the purchase price for class B shares before the expiration date (and not properly withdrawn) on a pro rata basis if necessary, subject to the conditional tender provisions described in Section 6 of the offer to purchase, and with adjustments to avoid purchases of fractional class B shares, all as provided in the offer to purchase.

          3. Third, and only if necessary to permit Gartner to purchase 5,505,305 class B shares (or such greater number of class B shares as Gartner may elect to purchase subject to applicable law), Gartner will purchase properly tendered class B shares from holders who have tendered class B shares conditionally (and for whom the condition was not initially satisfied) by random lot to the extent feasible. To be eligible for purchase by random lot, stockholders whose class B shares are conditionally tendered (and for whom the condition was not initially satisfied) must have tendered all of their class B shares.

     The tender offer is being made solely under the offer to purchase and the letters of transmittal and is being made to all record holders of shares. The tender offer is not being made to, nor will tenders be accepted from or on behalf of, holders of shares residing in any jurisdiction in which the making of the tender offer or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

     YOUR PROMPT ACTION IS REQUESTED. PLEASE FORWARD YOUR COMPLETED INSTRUCTION FORM CLASS A COMMON STOCK AND/OR INSTRUCTION FORM CLASS B COMMON STOCK TO US IN AMPLE TIME TO PERMIT US TO SUBMIT THE TENDER ON YOUR BEHALF BEFORE THE EXPIRATION OF THE TENDER OFFER.

                     INSTRUCTION FORM CLASS A COMMON STOCK
                                WITH RESPECT TO

                                 GARTNER, INC.
                           OFFER TO PURCHASE FOR CASH
              UP TO 11,298,630 SHARES OF ITS CLASS A COMMON STOCK
                                      AND
               UP TO 5,505,305 SHARES OF ITS CLASS B COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                  AT A PURCHASE PRICE NOT GREATER THAN $13.50
                         NOR LESS THAN $12.50 PER SHARE

     The undersigned acknowledge(s) receipt of your letter in connection with the tender offer by Gartner, Inc., a Delaware corporation ("Gartner"), to purchase up to 11,298,630 shares of its class A common stock ("class A shares"), par value $.0005 per share, and up to 5,505,305 shares of its class B common stock ("class B shares"), par value $.0005 per share, including the associated preferred stock purchase rights issued under the Amended and Restated Rights Agreement dated as of August 31, 2002, with Mellon Investor Services LLC, as successor Rights Agent of Fleet National Bank, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of June 30, 2003, at a price not greater than $13.50 nor less than $12.50 per share for class A shares, net to the seller in cash, without interest, and at a price not greater than $13.50 nor less than $12.50 per share for class B shares, net to the seller in cash, without interest. Unless the context otherwise requires, all references to shares refer to class A shares and class B shares and include the associated preferred stock purchase rights. The terms and conditions of the tender offer are set forth in Gartner's offer to purchase, dated June 22, 2004 and the letters of transmittal, which together (and as each may be amended and supplemented from time to time) constitute the tender offer. Unless the associated preferred stock purchase rights are redeemed prior to the expiration of the tender offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

     The undersigned understands that Gartner will, upon the terms and subject to the conditions of the tender offer, determine (a) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class A shares"), that it will pay for class A shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class A shares so tendered and the prices specified by the tendering stockholders, and (b) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class B shares") that it will pay for class B shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class B shares so tendered and the prices specified by the tendering stockholders. Gartner will select the lowest purchase price for class A shares that will allow it to purchase 11,298,630 class A shares and select the lowest purchase price for class B shares that will allow it to purchase 5,505,305 class B shares, or, in each case, such fewer number of shares as are properly tendered and not properly withdrawn, at prices not greater than $13.50 nor less than $12.50 per share in each case, under the tender offer. Gartner will purchase at the applicable purchase price all shares properly tendered at prices at or below the applicable purchase price and not validly withdrawn, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including the "odd lot," proration and conditional tender provisions thereof. All other shares, including shares tendered at prices in excess of the applicable purchase price and shares that Gartner does not accept for purchase because of proration or conditional tenders will be returned at Gartner's expense to the stockholders that tendered such shares, as promptly as practicable.

     The undersigned hereby instruct(s) you to tender to Gartner the number of class A shares indicated below or, if no number is indicated, all class A shares you hold for the account of the undersigned, at the price per class A share indicated below, in accordance with the terms and subject to the conditions of the tender offer.

     NUMBER OF CLASS A SHARES TO BE TENDERED BY YOU FOR THE ACCOUNT OF THE
                     UNDERSIGNED:           CLASS A SHARES*

* UNLESS YOU INDICATE OTHERWISE, WE WILL ASSUME THAT YOU ARE INSTRUCTING US TO TENDER ALL OF THE CLASS A SHARES HELD BY US FOR YOUR ACCOUNT.

  CHECK ONE AND ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT
   CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY CLASS A SHARES.
--------------------------------------------------------------------------------

          CLASS A SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE
                                  TENDER OFFER
          (SEE INSTRUCTION 5 OF THE APPLICABLE LETTER OF TRANSMITTAL)

[ ] The undersigned wants to maximize the chance of having Gartner purchase all class A shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders class A shares and is willing to accept the purchase price determined by Gartner pursuant to the tender offer (the "purchase price for class A shares"). This action could result in receiving a price per class A share as low as $12.50.

                                    -- OR --

           CLASS A SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders class A shares at the price checked. This action could result in none of the class A shares being purchased if the purchase price for class A shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER CLASS A SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE APPLICABLE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH THE STOCKHOLDER TENDERS CLASS A SHARES. You cannot tender the same class A shares at more than one price, unless you have previously validly withdrawn those class A shares tendered at a different price in accordance with Section 4 of the offer to purchase.

PRICE (IN DOLLARS) PER CLASS A SHARE AT WHICH CLASS A SHARES ARE BEING TENDERED

     [ ] $12.50          [ ] $12.60       [ ] $12.70       [ ] $12.80       [ ] $12.90       [ ] $13.00

     [ ] $13.10          [ ] $13.20       [ ] $13.30       [ ] $13.40       [ ] $13.50

             YOU WILL NOT HAVE VALIDLY TENDERED YOUR CLASS A SHARES
              UNLESS YOU CHECK ONE AND ONLY ONE BOX ON THIS PAGE.

                                    ODD LOTS
          (SEE INSTRUCTION 6 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     To be completed ONLY if class A shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 class A shares.

     On the date hereof, the undersigned either (check one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100 class A shares and is tendering all of those class A shares, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, class A shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 class A shares and is tendering all of such class A shares.

     IN ADDITION, THE UNDERSIGNED IS TENDERING CLASS A SHARES (CHECK ONE BOX):

     [ ] at the purchase price for class A shares, which will be determined by Gartner in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Class A Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

     [ ] at the price per class A share indicated under the heading "Class A
         Shares Tendered at Price Determined by Stockholder."

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
          (SEE INSTRUCTION 11 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     A tendering stockholder may condition his or her tender of class A shares upon Gartner purchasing a specified minimum number of the class A shares tendered, as described in Section 6 of the offer to purchase. Unless Gartner purchases at least the minimum number of class A shares you indicate below pursuant to the terms of the tender offer, Gartner will not purchase any of the class A shares tendered below. It is the tendering stockholder's responsibility to calculate that minimum number, and we urge each stockholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of class A shares that Gartner must purchase from you if Gartner purchases any class A shares from you, Gartner will deem your tender unconditional.

     [ ] The minimum number of class A shares that Gartner must purchase from me
         if Gartner purchases any class A shares from me, is:           class A
         shares.

     If, because of proration, Gartner will not purchase the minimum number of class A shares from you that you designate, Gartner may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her class A shares. To certify that you are tendering all of the class A shares you own, check the box below.

     [ ] The tendered class A shares represent all class A shares held by the undersigned.

                       -- PLEASE SIGN ON THE NEXT PAGE --

                                   SIGNATURE
Please Print
Signature(s):
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Names(s):
--------------------------------------------------------------------------------

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Taxpayer Identification or Social Security Number:
----------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

Area Code & Phone Number(s):
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Date:
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                                        9

                     INSTRUCTION FORM CLASS B COMMON STOCK
                                WITH RESPECT TO

                                 GARTNER, INC.
                           OFFER TO PURCHASE FOR CASH
              UP TO 11,298,630 SHARES OF ITS CLASS A COMMON STOCK
                                      AND
               UP TO 5,505,305 SHARES OF ITS CLASS B COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                  AT A PURCHASE PRICE NOT GREATER THAN $13.50
                         NOR LESS THAN $12.50 PER SHARE

     The undersigned acknowledge(s) receipt of your letter in connection with the tender offer by Gartner, Inc., a Delaware corporation ("Gartner"), to purchase up to 11,298,630 shares of its class A common stock ("class A shares"), par value $.0005 per share, and up to 5,505,305 shares of its class B common stock ("class B shares"), par value $.0005 per share, including the associated preferred stock purchase rights issued under the Amended and Restated Rights Agreement dated as of August 31, 2002, with Mellon Investor Services LLC, as successor Rights Agent of Fleet National Bank, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of June 30, 2003, at a price not greater than $13.50 nor less than $12.50 per share for class A shares, net to the seller in cash, without interest, and at a price not greater than $13.50 nor less than $12.50 per share for class B shares, net to the seller in cash, without interest. Unless the context otherwise requires, all references to shares refer to class A shares and class B shares and include the associated preferred stock purchase rights. The terms and conditions of the tender offer are set forth in Gartner's offer to purchase, dated June 22, 2004 and the letters of transmittal, which together (and as each may be amended and supplemented from time to time) constitute the tender offer. Unless the associated preferred stock purchase rights are redeemed prior to the expiration of the tender offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

     The undersigned understands that Gartner will, upon the terms and subject to the conditions of the tender offer, determine (a) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class A shares"), that it will pay for class A shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class A shares so tendered and the prices specified by the tendering stockholders, and (b) a single per share price, not greater than $13.50 nor less than $12.50 per share (the "purchase price for class B shares") that it will pay for class B shares properly tendered and not properly withdrawn pursuant to the terms of the tender offer, taking into account the total number of class B shares so tendered and the prices specified by the tendering stockholders. Gartner will select the lowest purchase price for class A shares that will allow it to purchase 11,298,630 class A shares and select the lowest purchase price for class B shares that will allow it to purchase 5,505,305 class B shares, or, in each case, such fewer number of shares as are properly tendered and not properly withdrawn, at prices not greater than $13.50 nor less than $12.50 per share in each case, under the tender offer. Gartner will purchase at the applicable purchase price all shares properly tendered at prices at or below the applicable purchase price and not validly withdrawn, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including the "odd lot," proration and conditional tender provisions thereof. All other shares, including shares tendered at prices in excess of the applicable purchase price and shares that Gartner does not accept for purchase because of proration or conditional tenders will be returned at Gartner's expense to the stockholders that tendered such shares, as promptly as practicable.

     The undersigned hereby instruct(s) you to tender to Gartner the number of class B shares indicated below or, if no number is indicated, all class B shares you hold for the account of the undersigned, at the price per class B share indicated below, in accordance with the terms and subject to the conditions of the tender offer.

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

     NUMBER OF CLASS B SHARES TO BE TENDERED BY YOU FOR THE ACCOUNT OF THE
                     UNDERSIGNED:           CLASS B SHARES*

* UNLESS YOU INDICATE OTHERWISE, WE WILL ASSUME THAT YOU ARE INSTRUCTING US TO TENDER ALL OF THE CLASS B SHARES HELD BY US FOR YOUR ACCOUNT.

  CHECK ONE AND ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT
   CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY CLASS B SHARES.

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          CLASS B SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE
                                  TENDER OFFER
          (SEE INSTRUCTION 5 OF THE APPLICABLE LETTER OF TRANSMITTAL)

[ ] The undersigned wants to maximize the chance of having Gartner purchase all class B shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders class B shares and is willing to accept the purchase price determined by Gartner pursuant to the tender offer (the "purchase price for class B shares"). This action could result in receiving a price per class B share as low as $12.50.

                                    -- OR --

           CLASS B SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders class B shares at the price checked. This action could result in none of the class B shares being purchased if the purchase price for class B shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER CLASS B SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE APPLICABLE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH THE STOCKHOLDER TENDERS CLASS B SHARES. You cannot tender the same class B shares at more than one price, unless you have previously validly withdrawn those class B shares tendered at a different price in accordance with Section 4 of the offer to purchase.

PRICE (IN DOLLARS) PER CLASS B SHARE AT WHICH CLASS B SHARES ARE BEING TENDERED

[ ] $12.50    [ ] $12.60    [ ] $12.70    [ ] $12.80    [ ] $12.90    [ ] $13.00
[ ] $13.10        [ ] $13.20        [ ] $13.30       [ ] $13.40       [ ] $13.50

             YOU WILL NOT HAVE VALIDLY TENDERED YOUR CLASS B SHARES
              UNLESS YOU CHECK ONE AND ONLY ONE BOX ON THIS PAGE.

                                    ODD LOTS
          (SEE INSTRUCTION 6 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     To be completed ONLY if class B shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 class B shares.

     On the date hereof, the undersigned either (check one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100 class B shares and is tendering all of those class B shares, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, class B shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 class B shares and is tendering all of such class B shares.

     IN ADDITION, THE UNDERSIGNED IS TENDERING CLASS B SHARES (CHECK ONE BOX):

     [ ] at the purchase price for class B shares, which will be determined by Gartner in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Class B Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

     [ ] at the price per class B share indicated under the heading "Class B
         Shares Tendered at Price Determined by Stockholder."
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                               CONDITIONAL TENDER
          (SEE INSTRUCTION 11 OF THE APPLICABLE LETTER OF TRANSMITTAL)

     A tendering stockholder may condition his or her tender of class B shares upon Gartner purchasing a specified minimum number of the class B shares tendered, as described in Section 6 of the offer to purchase. Unless Gartner purchases at least the minimum number of class B shares you indicate below pursuant to the terms of the tender offer, Gartner will not purchase any of the class B shares tendered below. It is the tendering stockholder's responsibility to calculate that minimum number, and we urge each stockholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of class B shares that Gartner must purchase from you if Gartner purchases any class B shares from you, Gartner will deem your tender unconditional.

     [ ] The minimum number of class B shares that Gartner must purchase from me
         if Gartner purchases any class B shares from me, is:           class B
         shares.

     If, because of proration, Gartner will not purchase the minimum number of class B shares from you that you designate, Gartner may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her class B shares. To certify that you are tendering all of the class B shares you own, check the box below.

     [ ] The tendered class B shares represent all class B shares held by the undersigned.

                       -- PLEASE SIGN ON THE NEXT PAGE --

                                   SIGNATURE
Please Print
Signature(s):
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Names(s):
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Taxpayer Identification or Social Security Number:
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Address(es):
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                               (INCLUDE ZIP CODE)

Area Code & Phone Number(s):
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Date:
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